Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Commitments—As of December 31, 2018 and 2017, the Account had the following immediately callable commitments to purchase additional interests in its limited partnership investments:

	December 31,
	2018	2017
Taconic New York City GP Fund	$26.0	$32.0
LCS SHIP Venture I, LLC	75.0	—
	$101.0	$32.0

Taconic New York City GP Fund—The general partner can call capital during the commitment period at any time. The commitment period ends on the fifth anniversary from closing (November 2020). The commitment period may be closed earlier at the joint election of TIAA and the general partner if 90% of the commitment has been satisfied.
LCS SHIP Venture I, LLC—The general partner can call capital at any time during the commitment period, which ends one year from closing (June 2019).
The Account has committed a total of $83.3 million and $47.6 million as of December 2018 and 2017, respectively, to various tenants for tenant improvements and leasing inducements.
Contingencies—In the normal course of business, the Account may be named, from time to time, as a defendant or may be involved in various legal actions, including arbitrations, class actions and other litigation.
The Account establishes an accrual for all litigation and regulatory matters when it believes it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Once established, accruals are adjusted, as appropriate, in light of additional information. The amount of loss ultimately incurred in relation to those matters may be higher or lower than the amounts accrued for those matters.
As of the date of this report, management of the Account does not believe that the results of any such claims or litigation, individually or in the aggregate, will have a material effect on the Account’s business, financial position or results of operations.